SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

USA SYNTHETIC FUEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-54044	13-3995258
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

312 Walnut Street, Suite 1600, Cincinnati, Ohio 45202
(Address of principal executive office)

Registrant's telephone number, including area code: (513) 762-7870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

USA Synthetic Fuel Corporation (the “Company”) held its Annual Meeting on October 28, 2011.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

		Votes For	Votes Against	Abstentions	Broker Non-Votes
1.	Election of Directors
	Harry H. Graves	49,914,338			280,042
	V. Daniel Magarian	50,194,378			2
	Dr. Steven C. Vick	49,914,338			280,042
2.	Ratify the appointment of KWCO, PC	50,194,362	16	2	0

Item 8.01    Other Events

The Company issued a press release regarding its annual meeting. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1             Press Release dated November 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 3, 2011

USA SYNTHETIC FUEL CORPORATION

By: /s/ H.H. Graves
H.H. Graves
Chairman and CFO